CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Great West Gold, Inc., Inc. for the Quarter Ending June 30, 2005, I, Richard Axtell, Chief Executive Officer and Chief Financial Officer of Great West Gold, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such quarterly report of Form 10-QSB for the period ending June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2005, fairly represents in all material respects, the financial condition and results of operations of Great West Gold, Inc.


Dated:   August 24, 2005

GREAT WEST GOLD, INC.


By:  /s/ Richard Axtell
-----------------------
Chief Executive Officer
Chief Financial Officer